Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

Deutsche Core Equity Fund

Arno V. Puskar has been added as portfolio manager of the fund and, together with Pankaj Bhatnagar and Di Kumble, is responsible for the day-to-day management of the fund.

The following information replaces the existing tables for Deutsche Core Equity Fund in “Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information. The information is provided as of September 30, 2016:

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Pankaj Bhatnagar	$0	$50,001 - $100,000
Arno V. Puskar	$0	$10,001 - $50,000
Di Kumble	$0	$50,001 - $100,000

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Pankaj Bhatnagar	7	$813,949,248	0	$0
Arno V. Puskar	0	$0	0	$0
Di Kumble	6	$2,835,755,753	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Pankaj Bhatnagar	1	$33,179,527	0	$0
Arno V. Puskar	0	$0	0	$0
Di Kumble	0	$0	0	$0

January 04, 2017

SAISTKR-304

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Pankaj Bhatnagar	2	$69,494,702	0	$0
Arno V. Puskar	0	$0	0	$0
Di Kumble	20	$4,699,882,605	0	$0

Please Retain This Supplement for Future Reference